                                                                       EXHIBIT 4

                       [FORM OF SUBSCRIPTION CERTIFICATE]
                              HANOVER DIRECT, INC.

SUBSCRIPTION CERTIFICATE NO.
- ---------------
CUSIP NO. [
- ---------]


    THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED JULY 19, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY AND THE SUBSCRIPTION AGENT.



    THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, AUGUST 16, 1996 (THE "RIGHTS OFFERING EXPIRATION DATE").


The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Rights holders are advised to review the Prospectus and Instructions, copies of which are available from the Subscription Agent, before exercising or selling their Rights. IMPORTANT:
Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.

    SUBSCRIPTION PRICE $        PER SHARE                                                               RIGHTS TO PURCHASE
      (Name and Address of Registered Holder)                                                              COMMON STOCK OF
                                                                                                      HANOVER DIRECT, INC.

    The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and Instructions relating thereto.


                          By                                                         By
- ------------------------------------------------------     ------------------------------------------------------
                    RAKESH K. KAUL                                            EDWARD J. O'BRIEN
                     President and                                         Senior Vice President,
                Chief Executive Officer                                    Treasurer and Secretary


    THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

    RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

    FORM 1 -- EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

    (a) Number of shares subscribed for pursuant to the Subscription Privilege (one Right needed to subscribe for each full share):
        --------------------

    (b) Total Subscription Price (total number of shares subscribed for pursuant to the Subscription Privilege times the Subscription Price of $
       ----------------):
       -------------------*

    METHOD OF PAYMENT (CHECK ONE)

       / / CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER &
           TRUST COMPANY.

       / / WIRE TRANSFER DIRECTED
       ------------------------- TO BANK; ACCOUNT NO.
       ----------------; ABA NO.
       ----------------.

    (c) If the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

       / / DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
           RIGHTS TO WHICH I AM ENTITLED.

       / / DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
           RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

       / / SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3
           INSTRUCTIONS.

    / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
        GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Owner(s) .........................................
        Window Ticket number (if any) ..........................................
        Date of Execution of Notice of Guaranteed Delivery .....................
        Name of Institution which Guaranteed Delivery ..........................

- ---------------
* If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Subscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be entitled to the return of any such Subscription Excess remaining after such calculation without interest or deduction.

    FORM 2 -- TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value
received,       Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security No. of transferee in full):

Name:
- --------------------------------------
Address:
- --------------------------------------
- --------------------------------------
- --------------------------------------
        Social Security Number

  / / FORM 3 -- CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH SUBSCRIPTION
AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

    FORM 4 -- DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

                                          Name:
                                          --------------------------------------
                                          Address:
                                          --------------------------------------

                                          --------------------------------------
                                                            (Including Zip Code)

                                                                          (over)

                                   IMPORTANT
                            RIGHTS HOLDER SIGN HERE
                  AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,

           COMPLETE SUBSTITUTE FORM W-8 OR W-9, AS APPLICABLE, BELOW


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated:
- ------------------------------------------------------------------------------ ,
1996

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporations or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)

Name(s) ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
       -------------------------------------------------------------------------

Address-------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and
Telephone Number
               -----------------------------------------------------------------
                                     (HOME)

- --------------------------------------------------------------------------------
                                   (BUSINESS)

TAX IDENTIFICATION OR
SOCIAL SECURITY NUMBER
               -----------------------------------------------------------------
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                    NOTE: SEE PARAGRAPH 5(C) OF INSTRUCTIONS

Authorized Signature
                ----------------------------------------------------------------

Name  --------------------------------------------------------------------------

Title---------------------------------------------------------------------------

Name of Firm
           ---------------------------------------------------------------------

Address-------------------------------------------------------------------------

Area Code and Telephone Number
                           -----------------------------------------------------

Dated:
- ------------------------------------------------------------------------------ ,
1996

SUBSTITUTE               CERTIFICATE OF FOREIGN STATUS

FORM W-8
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
- ------------------------------------------------------------------------------------------------------
PLEASE       Name of owner (if joint account, also give joint owner's name.) (See      U.S. Taxpayer Indentification number (if
PRINT        Specific Instructions.)                                                   any)
OR TYPE
             -------------------------------------------------------------------------------------------------------------------
             Permanent address (See Specific Instructions.) (Include apt. or suite no.)
             -------------------------------------------------------------------------------------------------------------------
             City, province or state, postal code, and country
             -------------------------------------------------------------------------------------------------------------------
             Current mailing address, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)
             -------------------------------------------------------------------------------------------------------------------
             City, town or post office, state and ZIP code (if foreign address, enter city, province or state, postal code, and country.)
- ------------------------------------------------------------------------------------------------------------------------------
List account information Account number                  Account type                 Account number
here (Optional, see
Specific Instructions.)
- -------------------------------------------------------------------------------------------------------------------

List account information   Account type
here (Optional, see
Specific Instructions.)
- --------------------------------------------------------------------------------------

NOTICE OF CHANGE IN STATUS -- To notify the payer, mortgage interest recipient, broker, or barter exchange that you no longer qualify for exemption, check here.......................................................................  / /
If you check this box, reporting will begin on the account(s) listed.

- --------------------------------------------------------------------------------
           CERTIFICATION -- (Check applicable box(es)). Under penalties of perjury, I certify that:
           / / For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign
PLEASE     corporation, partnership, estate, or trust).
SIGN       / / For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign, corporation,
HERE       partnership, estate, or trust)
           / / For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.
           -------------------------------------------------------------------------------------------------------
           Signature                                                                Date
- ------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON SUBSTITUTE FORM W-8 WHICH ARE ATTACHED TO THE INSTRUCTIONS AS EXHIBIT B, FOR ADDITIONAL DETAILS.